TRILOMA EIG GLOBAL ENERGY FUND

SUPPLEMENT NO. 1

DATED OCTOBER 16, 2015

TO PROSPECTUS DATED

JULY 24, 2015

We are providing you with this Supplement No. 1 dated October 16, 2015, to update the prospectus (the “Prospectus”) and statement of additional information (the “Statement of Additional Information”) of the Triloma EIG Global Energy Fund, each dated July 24, 2015.

The information in this Supplement No. 1 modifies and supersedes some of the information contained in the Prospectus and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information.

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EIG Credit Management Company, LLC (“EIG”) has, subject to certain terms and conditions, contractually committed to invest at least 50% of the reimbursement payments it receives from the Fund under the Expense Support and Reimbursement Agreement in shares of the Fund.  Accordingly, the following is hereby added as the last paragraph of the sections of the Prospectus entitled “Summary of Terms — Expense Support and Reimbursement Agreement” and “Fund Expenses — Expense Support and Reimbursement Agreement”:

EIG has, subject to certain terms and conditions, contractually committed to invest in shares of the Fund an amount equal to 50% of all Reimbursement Payments (as defined herein) received by EIG for providing expense support under the Expense Support and Reimbursement Agreement. Any such investment will be made no later than the end of the calendar quarter immediately following receipt by EIG of a Reimbursement Payment, at the then-current public offering price of the Fund’s shares, net of any sales load.

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The last sentence of the section of the Prospectus entitled “Management of the Fund - General” is hereby deleted and replaced with the following:

The EIG Investment Committee responsible for the day-to-day management of the Fund’s investment portfolio consists of R. Blair Thomas, William C. Sonneborn, Randall S. Wade and Robert H. Johnson.

The fourth to last paragraph of the section of the Prospectus entitled “Management of the Fund - Management and Investment Personnel” is hereby deleted and replaced with the following:

Kurt A. Talbot. Mr. Talbot is a member of EIG Partners’ Investment Committees and Executive Committee. Mr. Talbot first joined EIG Partners in 1990 and over the next 13 years played an integral role in the success of EIG Partners’ oil and gas practice. In 2003, Mr. Talbot left EIG Partners and joined Goldman Sachs Group, Inc., where he founded and served as head of its E&P Capital Group. In 2005, Mr. Talbot returned to EIG Partners as Managing Director, heading its oil and gas efforts. Mr. Talbot began his professional career with Trafalgar House Oil & Gas, a British-based oil and gas company, holding both engineering and commercial positions in Houston and London, respectively. Mr. Talbot received a BS in Petroleum Engineering from Louisiana State University and an MBA from Texas A&M University. Mr. Talbot is a registered professional engineer in the State of Texas.

Barry L. Goff, Deryck A. Harmer, Michael I. Wood, R. Blair Thomas, William C. Sonneborn, Randall S. Wade and Robert H. Johnson are the portfolio managers and the section of the Statement of Additional Information entitled “Portfolio Management” is hereby revised to so reflect.

Please retain this Supplement with your Prospectus and Statement of Additional Information.